UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________________________________________________________________________________________________________
FORM 8-K/A
(Amendment No.1)
 ____________________________________________________________________________________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2016
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 CNX COAL RESOURCES LP
(Exact name of registrant as specified in its charter)
  ___________________________________________________________________________________________________________________________

Delaware	001-37456	47-3445032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 CONSOL Energy Drive Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 30, 2016, CNX Coal Resources LP (the “Partnership”) and its wholly owned subsidiary, CNX Thermal Holdings LLC (“CNX Thermal”), entered into a Contribution Agreement (the “Contribution Agreement”) with CONSOL Energy Inc. (“CONSOL”), Consol Pennsylvania Coal Company LLC (“CPCC”) and Conrhein Coal Company (“Conrhein” and together with CPCC, the “Contributing Parties”), under which CNX Thermal acquired an undivided 6.25% of the Contributing Parties’ remaining right, title and interest in and to the Pennsylvania Mine Complex (which represents an aggregate 5% undivided interest in and to the Pennsylvania Mine Complex) (the “Acquisition”), in exchange for (i) cash consideration in the amount of $21.5 million and (ii) the Partnership’s issuance of 3,956,496 Class A Preferred Units representing limited partner interests in the Partnership at an issue price of $17.01 per Class A Preferred Unit (the “Class A Preferred Unit Issue Price”), or an aggregate $67.3 million in equity consideration.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on September 30, 2016 (the "Original Report"), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited financial statements as of and for the year ended December 31, 2015 are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The consent of the Company’s independent auditors is attached hereto as Exhibit 23.1.
(b) Pro Forma Financial Information
The unaudited pro forma financial information for the year ended December 31, 2015 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

Exhibit No.	Description

23.1	Consent of Ernst and Young

99.1	Audited Financial Statement as of and for the year ended December 31, 2015 of the 5% undivided interest in Pennsylvania Mine Complex

99.2	Unaudited pro forma financial information for the year ended December 31, 2015 of CNX Coal Resources LP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX COAL RESOURCES LP

Dated: November 22, 2016	By:	CNX Coal Resources GP LLC, its general partner
	By:	/s/ LORRAINE L. RITTER
Lorraine L. Ritter
Chief Financial Officer and Chief Accounting Officer (Duly Authorized Officer and Principal Financial Officer and Principal Accounting Officer)